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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): MARCH 13, 2001
                                                          --------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







            DELAWARE                   1-12297                22-3086739
            --------                   -------                ----------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                 Identification Number)


      13400 OUTER DRIVE WEST                                    48239
      ----------------------                                    -----
            DETROIT, MI                                  (Including Zip Code)
            -----------
(Address of Principal Executive Offices)


                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated March 13, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On March 13, 2001, United Auto Group, Inc. issued a press release announcing dealership acquisitions in the Washington D.C. and Cleveland metropolitan areas. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     March 13, 2001           UNITED AUTO GROUP, INC.


                                    By: /s/ Robert H. Kurnick, Jr.
                                       -----------------------------------------
                                            ROBERT H. KURNICK, JR.
                                    Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


EXHIBIT                  DESCRIPTION OF EXHIBIT                  SEQUENTIAL PAGE
NUMBER                   ----------------------                       NUMBER
------                                                                ------

EXHIBIT 99.1             Press Release of United Auto Group,
                         Inc., dated March 13, 2001